Exhibit 99.1

QUARTERLY SALES, ADJUSTED EBITDA & ADJUSTED EBITDA MARGIN

Year 2018 and 2017

($ in millions except %, unaudited)	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Sales:										
Refining Services	100.7	112.1	123.4	119.4	455.6	94.2	103.9	100.4	99.9	398.4
Silica Catalysts	16.5	17.3	16.3	22.0	72.1	17.1	20.1	15.1	23.0	75.3
Performance Materials	62.7	126.5	115.4	73.7	378.3	53.8	99.5	104.4	66.5	324.2
Performance Chemicals	190.0	183.8	174.7	168.8	717.3	170.9	169.0	175.5	172.2	687.6
Inter-company sales eliminations	(3.7)	(5.0)	(2.6)	(3.8)	(15.1)	(3.1)	(3.2)	(3.6)	(3.5)	(13.4)
Total sales	**366.2**	**434.7**	**427.2**	**380.1**	**1,608.2**	**332.9**	**389.3**	**391.8**	**358.1**	**1,472.1**
Zeolyst joint venture net sales	38.3	49.5	32.3	36.6	156.7	32.7	30.7	37.6	42.8	143.8
Adjusted EBITDA:										
Refining Services	35.5	41.3	49.6	50.1	176.5	36.5	41.9	40.4	35.4	154.2
Catalysts[1]	22.9	23.6	15.7	18.9	81.1	19.9	22.4	21.5	25.6	89.4
Performance Materials	12.1	28.6	21.3	10.5	72.5	9.7	24.1	22.4	13.5	69.7
Performance Chemicals	45.1	44.8	41.8	39.2	170.9	42.8	42.3	43.5	41.9	170.5
Total Segment Adjusted EBITDA[1]	**115.6**	**138.3**	**128.4**	**118.7**	**501.0**	**108.9**	**130.7**	**127.8**	**116.4**	**483.8**
Corporate	(7.7)	(9.4)	(10.3)	(9.6)	(37.0)	(7.7)	(7.9)	(7.9)	(7.0)	(30.5)
Total Adjusted EBITDA[1]	**107.9**	**128.9**	**118.1**	**109.1**	**464.0**	**101.2**	**122.8**	**119.9**	**109.4**	**453.3**
Adjusted EBITDA Margin:										
Refining Services	35.3%	36.8%	40.2%	42.0%	38.7%	38.7%	40.3%	40.2%	35.4%	38.7%
Catalysts[2]	41.8%	35.3%	32.3%	32.3%	35.4%	40.0%	44.1%	40.8%	38.9%	40.8%
Performance Materials	19.3%	22.6%	18.5%	14.2%	19.2%	18.0%	24.2%	21.5%	20.3%	21.5%
Performance Chemicals	23.7%	24.4%	23.9%	23.2%	23.8%	25.0%	25.0%	24.8%	24.3%	24.8%
Total Adjusted EBITDA Margin[2]	**26.7%**	**26.6%**	**25.7%**	**26.2%**	**26.3%**	**27.7%**	**29.2%**	**27.9%**	**27.3%**	**28.1%**

This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Adjusted EBITDA margin, which are provided to assist in an understanding of our business and its performance. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Non-GAAP financial measures should be read only in conjunction with consolidated financials prepared in accordance with GAAP. Reconciliations of non-GAAP measures to the relevant GAAP measures are provided on slide 2.

PQ Corporation

(1) Adjusted EBITDA reflects our share of the earnings of our Zeolyst joint venture that has been recorded as equity in net income from affiliated companies in our consolidated statements of operations for such periods and includes Zeolyst joint venture adjustments on a proportionate basis based on our 50% ownership interest.

(2) Adjusted EBITDA margin calculation includes proportionate 50% share of net sales from Zeolyst joint venture.

1

RECONCILATION OF NET INCOME (LOSS) TO SEGMENT ADJUSTED EBITDA

Year 2018 and 2017

($ in millions, unaudited)	Three Months Ended March 31, 2018	Three Months Ended June 30, 2018	Three Months Ended September 30, 2018	Three Months Ended December 31, 2018	Year Ended December 31, 2018	Three Months Ended March 31, 2017	Three Months Ended June 30, 2017	Three Months Ended September 30, 2017	Three Months Ended December 31, 2017	Year Ended December 31, 2017
Reconciliation of net income (loss) attributable to PQ Group Holdings Inc. to Segment Adjusted EBITDA										
Net income (loss) attributable to PQ Group Holdings Inc.	0.2	15.8	14.2	28.1	58.3	(2.5)	(1.6)	(3.4)	65.1	57.6
Provision for (benefit from) income taxes	(0.5)	13.6	8.5	7.4	29.0	(2.9)	3.0	5.2	(124.5)	(119.2)
Interest expense	29.2	27.2	28.2	29.1	113.7	46.8	48.2	49.1	34.9	179.0
Depreciation and amortization	48.5	47.0	43.8	45.9	185.2	40.6	42.6	45.9	48.0	177.1
EBITDA	**77.4**	**103.6**	**94.7**	**110.5**	**386.2**	**82.0**	**92.2**	**96.8**	**23.5**	**294.5**
Joint venture depreciation, amortization and interest [a]	3.3	2.6	3.3	3.4	12.6	2.6	2.9	2.6	3.0	11.1
Amortization of investment in affiliate step-up [b]	1.7	1.7	1.7	1.5	6.6	3.5	1.7	1.7	1.7	8.6
Amortization of inventory step-up [c]	1.6	—	—	—	1.6	0.9	—	—	—	0.9
Debt extinguishment costs	5.9	—	0.9	1.0	7.8	—	—	0.5	61.4	61.9
Net loss on asset disposals [d]	1.2	4.8	5.2	(4.6)	6.6	0.3	2.6	3.5	(0.6)	5.8
Foreign currency exchange loss [e]	5.1	6.8	3.5	(1.6)	13.8	2.0	14.4	5.3	4.1	25.8
LIFO expense [f]	4.9	0.1	0.9	2.5	8.4	2.4	—	0.8	0.5	3.7
Management advisory fees [g]	—	—	—	—	—	1.3	1.3	1.3	—	3.8
Transaction related costs [h]	0.4	0.3	0.2	—	0.9	1.4	3.0	1.0	2.0	7.4
Equity-based and other non-cash compensation	3.8	3.8	4.3	7.6	19.5	1.7	1.2	1.0	4.9	8.8
Restructuring, integration and business optimization expenses [i]	1.1	2.4	2.2	8.3	14.0	1.7	1.4	5.0	5.1	13.2
Defined benefit plan pension cost [j]	0.6	(0.4)	0.1	(1.1)	(0.8)	0.7	0.7	0.8	0.7	2.9
Gain on contract termination [k]	—	—	—	(20.6)	(20.6)	—	—	—	—	—
Other [l]	0.9	3.2	1.1	2.2	7.4	0.7	1.4	(0.4)	3.1	4.9
Adjusted EBITDA	**107.9**	**128.9**	**118.1**	**109.1**	**464.0**	**101.2**	**122.8**	**119.9**	**109.4**	**453.3**
Unallocated corporate costs	7.7	9.4	10.3	9.6	37.0	7.7	7.9	7.9	7.0	30.5
Total Segment Adjusted EBITDA[1]	**115.6**	**138.3**	**128.4**	**118.7**	**501.0**	**108.9**	**130.7**	**127.8**	**116.4**	**483.8**

EBITDA Adjustments by Line Item										
EBITDA	**77.4**	**103.6**	**94.7**	**110.5**	**386.2**	**82.0**	**92.2**	**96.8**	**23.5**	**294.5**
Cost of goods sold	7.3	2.6	2.1	4.3	16.3	4.0	0.7	2.3	0.9	7.9
Selling, general and administrative expenses	4.9	4.8	5.4	7.9	23.0	2.3	2.1	2.0	6.8	13.2
Other operating expense, net	2.4	7.2	7.3	(17.8)	(0.9)	4.7	9.0	9.1	8.7	31.5
Equity in net (income) loss from affiliated companies	1.7	1.7	1.7	1.5	6.6	3.5	1.7	1.6	1.8	8.6
Other expense (income), net[2]	10.9	6.4	3.6	(0.7)	20.2	2.1	14.2	5.5	64.7	86.5
Joint venture depreciation, amortization and interest(a)	3.3	2.6	3.3	3.4	12.6	2.6	2.9	2.6	3.0	11.1
Adjusted EBITDA	**107.9**	**128.9**	**118.1**	**109.1**	**464.0**	**101.2**	**122.8**	**119.9**	**109.4**	**453.3**

PQ Corporation

(1) For additional information with respect to each adjustment, see "Reconciliation of Non-GAAP Financial Measures"
(2) Other expense (income), net includes debt extinguishment costs

2

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Descriptions to PQ Non-GAAP Reconciliations Descriptions to PQ Non-GAAP Reconciliations a) We use Adjusted EBITDA as a performance measure to evaluate our financial results. Because our Catalysts segment includes our 50% interest in our Zeolyst Joint Venture, we include an adjustment for our 50% proportionate share of depreciation, amortization and interest expense of our Zeolyst Joint Venture. b) Represents the amortization of the fair value adjustments associated with the equity affiliate investment in our Zeolyst Joint Venture as a result of the Business Combination. We determined the fair value of the equity affiliate investment and the fair value step-up was then attributed to the underlying assets of our Zeolyst Joint Venture. Amortization is primarily related to the fair value adjustments associated with inventory, fixed assets and intangible assets, including customer relationships and technical know-how. c) As a result of the Sovitec acquisition and the combination of the businesses of PQ Holdings Inc. and Eco Services Operations LLC, there was a step-up in the fair value of inventory, which is amortized through cost of goods sold in the statement of operations. d) We do not have a history of significant asset disposals. However, when asset disposals occur, we remove the impact of net gain/loss of the disposed asset because such impact primarily reflects the non-cash write-off of long-lived assets no longer in use. e) Reflects the exclusion of the negative or positive transaction gains and losses of foreign currency in the income statement primarily related to the Euro denominated term loan (which was settled as part of the February 2018 term loan refinancing) and the non-permanent intercompany debt denominated in local currency translated to U.S. dollars. f) Represents non-cash adjustments to the Company’s LIFO reserves for certain inventories in the U.S. that are valued using the LIFO method, which we believe provides a means of comparison to other companies that may not use the same basis of accounting for inventories. g) Reflects consulting fees paid to CCMP and affiliates of INEOS for consulting services that include certain financial advisory and management services. These payments ceased as of the closing of our initial public offering. h) Relates to certain transaction costs described in our condensed consolidated financial statements as well as other costs related to several transactions that are completed, pending or abandoned and that we believe are not representative of our ongoing business operations. i) Includes the impact of restructuring, integration and business optimization expenses which are incremental costs that are not representative of our ongoing business operations. j) Represents adjustments for defined benefit pension plan costs in our statement of operations. More than two-thirds of our defined benefit pension plan obligations are under defined benefit pension plans that are frozen, and the remaining obligations primarily relate to plans operated in certain of our non-U.S. locations that, pursuant to jurisdictional requirements, cannot be frozen. As such, we do not view such expenses as core to our ongoing business operations. k) Represents a non-cash gain on the write-off of the remaining liability under a contractual supply arrangement. As part of Eco’s acquisition of substantially all of the assets of Solvay USA Inc’s sulfuric acid refining services business unit on December 1, 2014, we recognized a liability as part of business combination accounting related to our obligation to serve a customer under a pre-existing unfavorable supply agreement. In December 2018, the customer who was party to the agreement closed its facility, and as a result, we were relieved from our obligation to continue to supply the customer on the below market contract. Because the fair value of the unfavorable contract liability was recognized as part of the application of business combination accounting, and since the write-off of the remaining liability was non-cash in nature, we believe this gain is a special item that is not representative of our ongoing business operations. l) Other costs consist of certain expenses that are not core to our ongoing business operations, including environmental remediation-related costs associated with the legacy operations of our business prior to the Business Combination, capital and franchise taxes, non-cash asset retirement obligation accretion and the initial implementation of procedures to comply with Section 404 of the Sarbanes-Oxley Act. Included in this line-item are rounding discrepancies that may arise from rounding from dollars (in thousands) to dollars (in millions). 3